UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to
Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 13, 2013

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EASTON-BELL SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-123927	20-1636283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7855 Haskell Avenue, Suite 200
Van Nuys, CA 91406
(Address of principal executive offices) (Zip Code)

(818) 902-5800
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 of the Current Report on Form 8-K is incorporated herein by reference.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Easton-Bell Sports, Inc. (the “Company”) announced the appointment of Terry G. Lee, 63, a member of the Company’s board of directors and a consultant since 2000, to the position of Executive Chairman and Chief Executive Officer of the Company, effective February 13, 2013. Mr. Lee currently serves as Chairman of Bell Automotive Products, is a board member, advisor and investor in TRUE Links Wear, and is a Senior Operating Partner at JH Partners, a consumer-focused private equity firm. He was previously co-owner of Bell Sports and served as its Chairman and Chief Executive Officer from 1989 to 1999. Prior to starting his entrepreneurial career, Mr. Lee was SVP of Sales and Distribution at Wilson Sporting Goods, then a division of PepsiCo.

The Company also announced the appointment of Timothy P. Mayhew, 45, a member of the Company’s board of directors since 2004, to the position of President and Chief Operating Officer. Mr. Mayhew was previously a Managing Director of Fenway Consulting Partners, LLC. Prior to joining Fenway in June 2003, Mr. Mayhew was a founding member of Palladium Equity Partners. Mr. Mayhew is a board member of Thismoment (a social media company), American Achievement Corporation and Fastfrate Holdings, Inc. Previously, he served as Chairman of 1-800 Contacts and was a board member for Panther Expedited Services, RoadLink Inc. and Targus Group International, Inc.

The terms of Mr. Lee’s and Mr. Mayhew’s employment agreements are currently being finalized.

On February 13, 2013, the Company announced the resignation of Paul E. Harrington from his position as President and Chief Executive Officer of the Company and from all positions as an officer and member of the board of directors of all of the Company’s subsidiaries. The Company also announced the resignation of Donna L. Flood from her position as President of Giro/Easton Cycling and Chief Operations Officer of the Company. Neither Mr. Harrington nor Ms. Flood resigned from their positions due to any disagreement with the Company on any matter relating to the Company’s operations, policies or procedures.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference. On February 13, 2013, the Company issued a press release announcing the hiring of Messrs. Lee and Mayhew. A copy of the press release is attached as Exhibit 99.1 hereto.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits

Exhibit No.	Description

99.1	Press release dated February 13, 2013 announcing the hiring of Terry G. Lee and Timothy P. Mayhew

Pursuant to General Instruction B-2 of Form 8-K, this report and the exhibit are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this report and the exhibit be incorporated by reference into our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such future filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTON-BELL SPORTS, INC.

		By:	/s/ Mark A. Tripp
Mark A. Tripp
Chief Financial Officer, Senior Vice President, Treasurer and Secretary
Date:	February 15, 2013